UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of report (Date of Earliest Event Reported: (04-06-2001)



                      GENERAL MOTORS ACCEPTANCE CORPORATION
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               (Exact name of registrant specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

           1-3754                                     38-0572512
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    (Commission File No.)                   (I.R.S. Employer Identification No.)

              200 Renaissance Center, Detroit, Michigan 48265-2000
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                                  313-665-6266
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS


                          GMAC CREDIT RATINGS CONFIRMED

         On April 6, 2001, Moody's Investors Service confirmed the A2 long-term and Prime-1 short-term ratings of General Motors Corporation (GM) and General Motors Acceptance Corporation (GMAC), but changed the rating outlook to negative from stable. The change in outlook reflects Moody's views on "the near-term challenges that GM will face in addressing: 1) the continuing erosion in its domestic market share position; 2) intensifying competition from German and Japanese manufacturers in the U.S. truck and SUV markets; and 3) the severe weakness in its international operations."

         During the next 12 months Moody's assessment of GM will focus on: 1) the company's ability to contend with more intense head-to-head competition with Japanese and European manufacturers in the truck and SUV market; 2) the degree to which the company can stabilize its overall market share position in the U.S.; 3) the extent to which it must rely on incentives to move product; and 4) the likelihood that it will be able to materially reduce the pace of share erosion and operating losses in its international businesses.

         Moody's expects GMAC's size and competitive position will enable it to provide critical support to GM's retail and wholesale shipments. This support could take on added importance during a cyclical downturn. GMAC has manageable asset quality, a liquid balance sheet, earnings diversification through its mortgage and insurance operations, and improving leverage. The company also benefits from excellent access to the asset-backed securities market for its auto receivables. GMAC does not have the benefit of a formal support agreement with GM. Nonetheless, the Moody's A2 long-term rating and outlook reflect the close business relationship between the companies, GM's direct ownership and management control of GMAC and the potential for business trends at GM to have a direct impact on GMAC's performance. Therefore, Moody's anticipates that the ratings of the two companies will remain closely linked.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.


                                           GENERAL MOTORS ACCEPTANCE CORPORATION
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                                                         (Registrant)



Dated:  April 9, 2001                       By  s/  GERALD E. GROSS
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                                                   (Gerald E. Gross, Controller)